THE ENDOWMENT PMF MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments

December 31, 2024

(Unaudited)

	Initial Investment Date (1)	Shares	Cost	Fair Value	% of Partners’ Capital
Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Cayman Islands
Private Equity (17.61% of Partners’ Capital)
Trustbridge Partners IV, L.P. (2)	2011		$-	$4,793,164

Total Cayman Islands			-	4,793,164

United States
Energy (10.53% of Partners’ Capital)
NGP Energy Technology Partners II, L.P.	2008		2,475,703	159,489
Quantum Parallel Partners V, LP (3)	2008		15,291,692	2,585,384
TPF II-A, L.P. (3)	2008		6,612,057	121,407
Private Equity (0.29% of Partners’ Capital)
Middle East North Africa Opportunities Fund, L.P. (4)	2019	3,969	3,969,272	36,723
Sterling Capital Partners II, L.P.	2005		1,028,608	41,591

Total United States			29,377,332	2,944,594

Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies			29,377,332	7,737,758	28.43%

Total Investments in Investment Funds(5)			29,377,332	7,737,758	28.43%

Total Investments			$29,377,332	$7,737,758	28.43%

The Master Fund’s total outstanding capital commitments to Investment Funds as of December 31, 2024 were $9,976,564. For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All investments are non-income producing unless noted otherwise.

(1)	All Investment Funds were received in an in-kind transfer of a portfolio of Investment Funds on September 30, 2014.
(2)	Income producing investment.
(3)	Affiliated investments for which ownership exceeds 5% of the Investment Fund's capital.
(4)	Investment Funds classified as "Hedge Funds" in the Master Fund's limited partnership agreement. The cost and fair value of these Investment Funds as of December 31, 2024 was $3,969,272 and $36,723, respectively.
(5)	Restricted investments as to resale.